U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



           Date of Report (Date of earliest event reported): September 30, 2002



                              STREICHER MOBILE FUELING, INC.
                  (Exact name of registrant as specified in its charter)



                                         Florida
                      (State or other jurisdiction of incorporation)



                  000-21825                          65-0707824
          (Commission File Number)        (IRS Employer Identification No.)



            Streicher Mobile Fueling, Inc.
            800 W. Cypress Creek Rd., Suite 580
            Fort Lauderdale, Florida                   33309
            (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code   (954) 308-4200


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ITEM 5.  OTHER EVENTS

      Streicher Mobile Fueling, Inc., the Registrant, closed a new long-term credit facility with Congress Financial Corporation, a subsidiary of Wachovia Corporation. The three-year $10 million working capital facility replaces the Registrant's previous short-term line of credit with BankAtlantic. Attached to this report as Exhibit 99.1 is the Loan and Security Agreement which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)   None

   (b)   None

   (c)   Exhibits

         99.1 Loan and Security Agreement with Congress Financial Corporation dated September 26, 2002.


Date:  September 30, 2002                 STREICHER MOBILE FUELING, INC.


                                          By: /s/ RICHARD E. GATHRIGHT
                                             ---------------------------------
                                              Richard E. Gathright, President